Q2 2024 Financial Results and Business Updates 8 August 2024 Autolus.com EX-99.2

Disclaimer These slides contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts, and in some cases can be identified by terms such as “may,” “will,” “could,” “expects,” “plans,” “anticipates,” and “believes.” These statements include, but are not limited to, statements regarding Autolus’ development of its product candidates, including the obe-cel program; the profile and potential application of obe- cel in additional disease settings; the future clinical development, efficacy, safety and therapeutic potential of the Company’s product candidates, including progress, expectations as to the reporting of data, conduct and timing and potential future clinical and preclinical activity and milestones; expectations regarding the initiation, design and reporting of data from clinical trials and preclinical studies; the extension of the pipeline beyond obe-cel; expectations regarding the regulatory approval process for any product candidates; the benefits of the collaboration between Autolus and BioNTech, including the potential and timing of milestone payments and royalties under the terms of the strategic collaboration; the Company’s current and future manufacturing capabilities; and the Company’s anticipated cash runway. Any forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could cause actual results, performance, or events to differ materially from those expressed or implied in such statements. These risks and uncertainties include, but are not limited to, the risks that Autolus’ preclinical or clinical programs do not advance or result in approved products on a timely or cost effective basis or at all; the results of early clinical trials are not always being predictive of future results; the cost, timing and results of clinical trials; that many product candidates do not become approved drugs on a timely or cost effective basis or at all; the ability to enroll patients in clinical trials; and possible safety and efficacy concerns. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Autolus’ actual results to differ from those contained in the forward-looking statements, see the section titled “Risk Factors” in Autolus' Annual Report on Form 10-K filed with the Securities and Exchange Commission, or the SEC, on March 21, 2024, as well as discussions of potential risks, uncertainties, and other important factors in Autolus’ subsequent filings with the Securities and Exchange Commission. All information in this presentation is as of the date of the presentation, and Autolus undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this presentation. Developing Next Generation Programmed T Cell Therapies 2

Agenda 3 Developing Next Generation Programmed T Cell Therapies • Welcome and Introduction: Olivia Manser, Director, Investor Relations • Operational Highlights: Dr. Christian Itin, CEO • Financial Results: Rob Dolski, CFO • Upcoming Milestones and Conclusion: Dr. Christian Itin, CEO • Q&A: Dr. Christian Itin and Rob Dolski

Developing Next Generation Programmed T Cell Therapies

Autolus executed to plan in Q2 2024

Clinical

- Obe-cel progressing according to plan
  - FDA PDUFA target date of November 16
  - MAA submitted to MHRA in Q3; MAA accepted by EMA
  - SLE Phase 1 CARLYSLE study first patient dosed in Q2, enrolment ongoing
- Further FELIX Phase 2 data presentation at ASCO and EHA
  - Longer f/u for FELIX study – potential for long-term plateau of survival outcomes
  - Stem cell transplant consolidation does not appear to improve EFS or OS
  - Ongoing CAR T persistence appears associated with improved EFS
  - Impact of inotuzumab-based bridging therapy

Operational

- Strengthened of board of directors and promotions within senior leadership team
  - Announced Mike Bonney as new chair and Ravi Rao as a new director of the board
  - Recognizing their leadership and contributions several leaders across regulatory, commercial and product delivery areas have been promoted to SVP: Andrea Braun, Chris Gray, Markus Gruell, Claudia Mercedes Mayer and Dilip Patel

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ASCO/EHA 2024 OBE-CEL IN ADULTS WITH R/R B-ALL FELIX Phase 1b/2 trial

FELIX study all cohorts: Majority of responders show durable response (n=127) Developing Next Generation Programmed T Cell Therapies 6 40% of responders are in ongoing remission without consolidative SCT and 18% had consolidative SCT CR or CRi n = 99 (78%) Infused N = 127 Started new anti-cancer therapy n = 5 (5%) Subsequent SCT in remission (MRD-negative) n = 18 (18%) Ongoing remission without subsequent SCT or other therapy‡ n = 40 (40%) No response or not evaluable n = 28 Relapsed/ died n = 36 (36%) Data cut-off date: February 7, 2024 Median follow-up: 21.5 months (range: 8.6–41.4) Jabbour et al., ASCO 2024

FELIX study all cohorts: Event-free survival (n=127) Developing Next Generation Programmed T Cell Therapies 7 Subset of patients benefit from standalone treatment with obe-cel 44.0 (35.2, 52.5) 127 12231017263647637991 Without censoring for SCT Without censoring for SCT 9.0 (6.57, 14.32) P ro b ab ili ty ( % ) 90 80 70 60 50 40 30 20 10 100 0 Time (months)Patients at risk 12-month EFS rate (95% CI), %: Censoring for SCT (main analysis) 0 363534333231302928272625242322212019181716151413121110987654321 37 127 2315285385 129233865 Censoring for SCT 49.5 (39.6, 58.6) Median (95% CI), months: 11.9 (7.98, 22.11) • All (18/18) patients who had SCT in remission were MRD-negative • 10/18 patients (55.6%) had ongoing CAR T persistence prior to SCT (n = 2 ongoing without event; n = 8 relapse or death) • Characteristics similar between patients who did and did not undergo consolidative SCT Jabbour et al., ASCO 2024

FELIX study all cohorts: Overall survival (n=127) Developing Next Generation Programmed T Cell Therapies 8 Potential long-term plateau P ro b ab ili ty ( % ) 90 80 70 60 50 40 30 20 10 100 0 Time (months)Patients at risk 237255186108127 Without censoring for SCT (main analysis) 0 413937353331292725232119171513119751 3 43 12-month OS rate (95% CI), %: Without censoring for SCT 61.1 (52.0, 69.0) 15.6 (12.91, NE) 63.7 (53.7, 72.0) 235193769100127 Censoring for SCT Censoring for SCT 23.8 (12.91, NE)Median (95% CI), months: Jabbour et al., ASCO 2024

FELIX study all cohorts: CAR T persistence and predicted relapse Developing Next Generation Programmed T Cell Therapies 9 Ongoing CAR T persistence correlates with long-term EFS HR 2.7 (95% CI: 1.4, 5.3) HR 1.7 (95% CI: 0.7, 3.8) P re d ic te d E FS Loss of CAR T persistence at Month 6 Loss of CAR T persistence at Month 12 Ongoing CAR T persistence 0.8 0.6 0.4 0.2 1.0 0.0 Months since obe-cel infusion 0 363330272421181512963 P re d ic te d E FS B-cell recovery at Month 6 B-cell recovery at Month 12 Ongoing B-cell aplasia 0.8 0.6 0.4 0.2 1.0 0.0 Months since obe-cel infusion 0 363330272421181512963 Jabbour et al., ASCO 2024

ASCO 2024 takeaway messages Developing Next Generation Programmed T Cell Therapies 10 FELIX study - pooled analysis of all cohorts • 40% of responders in ongoing remission without subsequent SCT/other therapy, with a median follow-up of 21.5 months • Survival outcomes show potential of long-term plateau • SCT consolidation in remission following obe-cel did not improve EFS or OS • Ongoing CAR T persistence was associated with improved EFS

Commercial Launch Readiness

Commercial Readiness Obe-cel steps to commercialization 12 Roadmap to a commercial launch in r/r adult ALL Obe-cel BLA accepted by FDA Nucleus MHRA inspection & approval Obe-cel EMA MAA Developing Next Generation Programmed T Cell Therapies FDA PDUFA Target FDA Action Date November 16 Obtained MHRA MIA together with accompanying GMP certificate Q1 Q2 Q3 Q4 Medical affairs engagement Value and HEOR evidence generation US Center onboarding US supply chain, logistics and systems testing Obe-cel MHRA authorization application 2024

2024 2025 Now-Oct Nov Dec Jan Feb Mar US treatment center timelines for authorization and first patient readiness Centers have their own internal processes / requirements to fulfil prior to administering CAR T; therefore, not every center will be ready to prescribe upon receiving Autolus authorization Qualification (activities ongoing) Activation Activities Complete = Authorization Activation Trigger PDUFA* (Nov 16th) Autolus Authorization Example Center-defined Activities (varies by center) 1. Conduct final trainings based on FDA approved label 2. Administer Risk Evaluation & Mitigation Strategy training ✓ Center Electronic Health Records order sets for obe-cel ✓ Pharmacy & Therapeutics Committee review ✓ Value assessment ✓ Financial clearance finalized ✓ External center authorization document ✓ Addition to Authorized Treatment Center locator *FDA=US Food and Drug Administration; PDUFA=Prescription Drug User Fee Act Developing Next Generation Programmed T Cell Therapies 13

Key steps from approval to patients dosed Final steps of center activation are driven by the actual label Developing Next Generation Programmed T Cell Therapies 2024 2025 Key steps Anticipated Timing Complete site accreditation (e.g. final label, training plans, REMS and Out of Specification (OOS) protocol) 2 – 12 weeks Patient screening and leukapheresis scheduled/completed 1 – 2 weeks Anticipated vein to delivery time 16 days 14 Based on a potential November approval and considering year-end holidays, expectation would be for a first patient dosed early 2025

Expanding the obe-cel opportunity Deep value program with potentially broad applicability

The obe-cel product family and franchise opportunity Developing Next Generation Programmed T Cell Therapies 16 Obe-cel CD19 AUTO1/22 CD19/CD22 AUTO8 CD19/BCMA B-ALL and B-NHL B-cell mediated autoimmune disease B-ALL and B-NHL Multiple Myeloma B-cell and plasma cell mediated autoimmune • Optimized CD19 CAR design • Potential best-in-class efficacy and safety profile • Supported by state-of-the-art manufacturing • Supported by mature FELIX clinical/CMC package • Dual CD19 & CD22 Targeting • Designed to prevent antigen negative escape • Supported by Phase 1 data in pediatric B-ALL • Dual CD19 & BCMA Targeting • Designed to induce deep and durable responses • Initial Phase 1 data presented at ASH 2023

Dynamic environment in cell therapy for autoimmune patients Developing Next Generation Programmed T Cell Therapies 17 EULAR updates continue to support overall proof of concept/biology in autoimmune disease • Available clinical data is largely based on compassionate use experience with more clinical trial data emerging • A Kymriah-like autologous CAR T program showed transformational clinical outcomes in refractory autoimmune patients – To date a single myositis patient relapsed after 18 months (compassionate use cohort) – Response rate expectations for the field were set high ~100% • Some variability in clinical outcomes is beginning to emerge – All CD19 CAR Ts may not be alike; different design and manufacturing process may contribute – Patient populations vary across data sets – All autoimmune indications may not be alike – inflammatory process versus structural damage • Obe-cel has shown profound removal of the B cell compartment, indicated by the long-term outcomes in ALL without subsequent therapy while showing a favorable safety profile in this challenging patient population. • Obe-cel shows a comparable profile to Erlangen CAR-T program in dose, molecular remission rates, persistence based on pediatric ALL experience while differentiating with lower immunological toxicity (CRS, ICANS) Autoimmune

Autoimmune

Developing Next Generation Programmed T Cell Therapies

Obe-cel is similar to Erlangen CD19 CART

- Erlangen CD19 CART was developed for treating paediatric ALL
  - CD19 CAR is identical to Kymriah
  - Manufacturing modified from Kymriah
  - Initial data shown in paediatric ALL patients at ASH 2021 in line with data from Kymriah
- Obe-cel has a modified design to reduce immunological toxicity compared to Kymriah
- Obe-cel experience in pediatric and adult ALL confirm differentiated profile
  - High level of molecular complete remissions
  - Lasting responses
  - Similar persistence of CART cells
  - Reduced immunological toxicity (CRS, ICANS)

Differentiated CD19 engagement (fast off-rate)


On-Rate: K_a [$M^{-1}S^{-1}$]
Off Rate: K_d [S^{-1}]
Other CD19 Binders
FMC63
Obe-cel Binder
CAT
HD37
B4
4G7

Shorter half-life of interaction compared to binders used in approved products

- obe-cel = 9.8 seconds (CAT)
- Kymriah® = 21 minutes (FMC63)

	obe-cel			Kymriah
	CARPALL[1]	FELIX[2]	FELIX[2] low disease burden	ELIANA[3]
Indication	Pediatric	Adult	Adult	Pediatric
n	14	127	29	75
ORR	86%	78%	100%	83%
12mth EFS	54%	50%	65%	50%
CRS any Grade	93%	69%	47%	77%
CRS ≥ Grade 3	**0%**	2%	**0%**	**48%**
ICANS any Grade	50%	23%	8%	71%
ICANS ≥ Grade 3	**7%**	7%	**0%**	**22%**

1. Ghorashian et al., *Nature Medicine* 2019
2. Roddie et al, ASH 2023
3. USPI 2023, Maude et al., *NEJM* 2018

Low disease burden defined as <5% bone marrow blast at lymphodepletion

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Autoimmune

Developing Next Generation Programmed T Cell Therapies

Phase 1 study in r/r SLE – enrollment ongoing

Primary goal of the Phase 1 study will be confirming the fixed dose in adult SLE patients

CARLYSLE Study

- A Single-Arm, Open-Label, Phase I Study to Determine the Safety, Tolerability and Preliminary Efficacy of Obecabtagene Autoleucel in Patients with Severe, Refractory Systemic Lupus Erythematosus (SLE)*

Study details

- Number of patients: 6 (option to add further cohort of 6 patients)
- Primary endpoint: to establish the tolerability and safety of obe-cel in patients with severe, refractory SLE
- Secondary endpoints: to evaluate the preliminary efficacy of obe-cel using measures of SLE disease activity
- Dosing: 50 x 10^6 CD19 CAR-positive T cells
- Follow up: up to 12 months
- 3 centers enrolling in UK and Spain

- Initial clinical data expected in late 2024

* A Study of CD19 Targeted CAR T Cell Therapy in Patients With Severe, Refractory Systemic Lupus Erythematosus (SLE) – Full Text View – ClinicalTrials.gov

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Other pipeline programs and technologies A broad portfolio of potential next generation modular T cell therapies

Developing Next Generation Programmed T Cell Therapies

Autolus pipeline

Obe-cel product family

Product	Indication	Target	Study Name	Partner	Phase	Status/Expected Milestones
Obe-cel	Adult B-ALL	CD19	FELIX		Pivotal	Submitted to EMA, MHRA and FDA (PDUFA November 16, 2024)
Obe-cel	Systemic Lupus Erythematosus	CD19	CARLYSLE		Phase 1	Initial data late 2024
Obe-cel	B-NHL and CLL	CD19	ALLCAR19	UCL	Phase 1	Data in peer reviewed journal
Obe-cel	PCNSL	CD19	CAROUSEL	UCL	Phase 1	Data in peer reviewed journal
AUTO1/22	Pediatric ALL	CD19 & CD22	CARPALL	UCL BIONTECH*	Phase 1	Data in BLOOD August 2023
AUTO8	Multiple Myeloma	CD19 & BCMA	MCARTY	UCL	Phase 1	Update in 2025

Additional pipeline programs

Product	Indication	Target	Study Name	Partner	Phase	Status/Expected Milestones
AUTO4	TRBC1+ Peripheral TCL	TRBC1	LibrA T1		Phase 1	Data in peer reviewed journal
AUTO5	TRBC2+ Peripheral TCL	TRBC2	–		Preclinical	Data in peer reviewed journal
AUTO6NG	Neuroblastoma	GD2	MAGNETO	UCL | BIONTECH*	Phase 1	Open and actively recruiting
AUTO9	Acute Myeloid Leukemia	CD33, CD123 & CLL1	TBD	UCL	Preclinical	Estimated Phase 1 start 2025

* BioNTech holds an option to co-fund and co-commercialize

Oncology Autoimmune

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Financial Results

Financial summary (unaudited) USD ($’ 000) Q2 2024 Q4 2023 Variance Cash and cash equivalents 705,939 239,566 466,373 Q2 2024 Q2 2023 Variance Operating expenses: R&D (36,612) (33,232) (3,380) G&A (21,903) (11,122) (10,781) Loss on disposal of property and equipment - (23) 23 Impairment of operating lease right-of-use assets and related property and equipment (414) - (414) Total operating expense, net (58,929) (44,377) (14,552) Other income, net 1,226 482 744 Interest Income 9,656 3,403 6,253 Interest expense (10,174) (5,020) (5,154) Income tax expense (51) (40) (11) Net loss (58,272) (45,552) (12,720) Building a fully integrated, next-generation CAR T company 23

Upcoming news flow

Autolus planned news flow Developing Next Generation Programmed T Cell Therapies 25 Anticipated Milestone or Data Catalysts Anticipated Timing Obe-cel U.S. FDA PDUFA target action date November 16, 2024 Obe-cel FELIX data update at ASH 2024 December 2024 Obe-cel in autoimmune disease – initial data from SLE Phase 1 study Late 2024

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